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                            CLASS A AND B SHARES OF:

                              AIM JAPAN GROWTH FUND

                         Supplement dated April 1, 1999
                    to the Prospectus dated September 8, 1998


Effective April 1, 1999, sub-advisory and sub-administration responsibility for the AIM Japan Growth Fund portfolio of AIM Growth Series (the "Fund") will be transferred from INVESCO (NY), Inc. to INVESCO Asset Management (Japan) Limited, another indirect wholly owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. ("AIM Advisors") will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees AIM Advisors' pays for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

                            ADVISOR CLASS SHARES OF:

                              AIM JAPAN GROWTH FUND

                         Supplement dated April 1, 1999
                   to the Prospectus dated September 8, 1998,
                        as supplemented December 21, 1998



Effective April 1 1999, sub-advisory and sub-administration responsibility for the AIM Japan Growth Fund portfolio of AIM Growth Series (the "Fund") will be transferred from INVESCO (NY), Inc. to INVESCO Asset Management (Japan) Limited, another indirect wholly owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. ("AIM Advisors") will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees AIM Advisors' pays for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.